Exhibit 99.3

CONSENT OF INDEPENDENT AUDITORS

We hereby consent to the incorporation by reference in this Registration Statement on Form S-3 of ProShares UltraPro 3x Crude Oil ETF and ProShares UltraPro 3x Short Crude Oil ETF of our reports dated June 18, 2020, relating to the financial statements, which appear in ProShares UltraPro 3x Crude Oil ETF’s and ProShares UltraPro 3x Short Crude Oil ETF ‘s Current Report on Form 8-K dated June 26, 2020. We also consent to the reference to us under the heading “Experts” in such Registration Statement.

/s/ PricewaterhouseCoopers LLP

Baltimore, Maryland

June 26, 2020